UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): June 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Wireless HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

            DELAWARE                     001-16151               13-5674085
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
         incorporation)                                      Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000 (Registrant's
                     telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01    Other Events

As a result of the spin-off of Embarq Corporation (NYSE ticker "EQ") from Sprint Nextel Corporation (NYSE ticker "S"), a component of Wireless HOLDRS Trust, Embarq Corporation has been added as an underlying security of the Wireless HOLDRS Trust. For the 30.78003488 shares of Sprint Nextel Corporation per 100 share lot of Wireless HOLDRS, The Bank of New York received 1.539001744 shares of Embarq Corporation. Effective May 23, 2006, creations and cancellations of Wireless HOLDRS Trust require 1.539001744 shares of Embarq Corporation.

Effective June 27, 2006, Nextel Partners Inc. (NYSE ticker "NXTP") and Sprint Nextel Corporation merged. As a result, Nextel Partners Inc. is no longer an underlying constituent of the Wireless HOLDRS Trust. For the four shares of Nextel Partners Inc. per 100 shares round lot of Wireless HOLDRS, The Bank of New York received $114.00 and will distribute cash at a rate of $1.14 per depositary share on July 7, 2006.

Item 9.01.   Financial Statements and Exhibits

             (c)   Exhibits

                   99.1 Wireless HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.










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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED



Date:  August 10, 2006                        By:    /s/ Satyanarayan R. Chada
                                                     -------------------------
                                              Name:  Satyanarayan R. Chada
                                              Title: First Vice President










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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Wireless HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.










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